UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025

Apollo Debt Solutions BDC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01424	86-1950548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): 212-515-3200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 8, 2025, Cardinal Funding LLC (“Cardinal Funding”), a wholly owned subsidiary of Apollo Debt Solutions BDC, a Delaware statutory trust (the “Company”) entered into Amendment No. 7 (the “Seventh Credit Facility Amendment”) to its Credit and Security Agreement (the “Secured Credit Facility”), dated as of January 7, 2022, by and among Cardinal Funding, as borrower, the Company, in its capacity as collateral manager and in its capacity as equityholder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, custodian and collateral administrator.

The Seventh Credit Facility Amendment amends the Secured Credit Facility to (i) increase the aggregate commitment under the Secured Credit Facility from $800,000,000 to $1,200,000,000, (ii) extend the revolving period, subject to no Event of Default under the Secured Credit Agreement continuing on January 7, 2026, to on or about January 8, 2029, (iii) extend the maturity date, subject to no Event of Default under the Secured Credit Agreement continuing on January 7, 2026, to on or about January 8, 2031, (iv) modify the interest rate charged under the Secured Credit Facility on advances, prior to the Commitment Termination Date, to the applicable reference rate plus a spread of the greater of (a) 1.70% per annum and (b) in respect of (x) a Broadly Syndicated Loan or a Bond, 1.45% per annum and (y) a Private Credit Loan or Middle Market Loan, 1.85% per annum, and (v) modify the Maximum Advance Rate (a) if the Diversity Score is 20 or greater and less than 25, to 67.5% and (b) if the Diversity Score is 25 or greater, to 70%.

Terms used in the foregoing paragraphs have the meanings set forth in the Seventh Credit Facility Amendment. The description above is only a summary of the material provisions of the Seventh Credit Facility Amendment and is qualified in its entirety by reference to a copy of the form of Seventh Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit

Exhibit No.	Description

10.1*	Amendment No. 7 to the Credit and Security Agreement, dated as of December 8, 2025, by and among Cardinal Funding LLC, a subsidiary of Apollo Debt Solutions BDC, as borrower, Apollo Debt Solutions BDC, as collateral manager and equityholder, the lenders from time to time party thereto, Citibank, N.A., as administrative agent, and The Bank of New York Mellon Trust Company, National Association, as collateral agent, custodian and collateral administrator.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and/or schedules have been omitted in accordance with Item 601 of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO DEBT SOLUTIONS BDC

Date: December 11, 2025	By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer and Secretary